UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: May 27, 2005

NALCO HOLDING COMPANY

Delaware      001-32342    16-1701300
(State of Incorporation) (Commission File Number) (IRS Employer Identification Number)

1601 W. Diehl Rd., Naperville, IL 60563

630-305-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement

Nalco Holding Company has entered into Restricted Stock Unit Agreements with the two newest members of its Board of Directors, Rodney F. Chase and Richard B. Marchese. Copies of these agreements are attached as exhibits to this filing. The agreements are part of the standard director compensation arrangements to provide for compensation to non-management directors.

Nalco Holding Company has also entered into an Addendum to its Executive Death Benefit Agreement with its Chairman and Chief Executive Officer, William H. Joyce. A copy of the Addendum and the original Executive Death Benefit Agreement is attached as an exhibit to this filing.

Item 9.01(c)       Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits

99.1	Rodney F. Chase Restricted Stock Unit Agreement.
99.2	Richard B. Marchese Restricted Stock Unit Agreement
99.3	William H. Joyce Death Benefit Agreement and Addendum

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

            NALCO HOLDING COMPANY

            /s/ Stephen N. Landsman
            Secretary

Date: May 27, 2005